Spectrum Select Alternative Fund
Spectrum Global Perspective Fund
Spectrum Equity Opportunity Fund

each a Series of the
DIREXION FUNDS

Supplement dated March 7, 2008
to the Statement of Additional Information dated December 28, 2007

Effective immediately, the “Redemptions – Receiving Payment” section on page 36 of the Statement of Additional Information has been modified as follows:

Payment of redemption proceeds will be made within seven days following the Funds’ receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases may be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

●	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
●	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and
●
The signatures on any written redemption request in excess of $250,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.

Please retain this Supplement with the Statement of Additional Information.